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                                                                   EXHIBIT 10.23







December 22, 1997



NV Koninklijke KNP BT
Hoogoorddreef 62
1101 BE Amsterdam ZO
The Netherlands


Ladies & Gentlemen:


We hereby confirm that BT Office Products International, Inc. ("BT OPI") shall indemnify you against and hold you harmless in respect of any and all claims from third parties against our group companies Veenman Kantoormachines B.V., Veenman Office Management B.V., Direct Dealer Services B. V., and Repro Copiers Nederland B.V., as well as BT Office Products Europe B.V., BT Office Products Europe C.V., UK Bel B.V., Kuipers Centrum voor Kantoorefficiency B.V., Jonkers International B.V., Blees van Os B.V., and Tim voor Kantoor B.V. Notwithstanding the foregoing, BT OPI shall have no such indemnification obligation to you for any claims for which you are contractually obligated to indemnify BT OPI purusant to the terms of the Tax Matters Agreement dated as of July 1, 1995 or any other agreement between you and BT OPI.

Very truly yours,

BT OFFICE PRODUCTS INTERNATIONAL, INC.


By:      /s/ Francis J. Leonard
         ----------------------
         Francis J. Leonard
         Vice President Finance and Chief
              Financial Officer